                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number 811-7088

             Van Kampen Massachusetts Value Municipal Income Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               1221 Avenue of the Americas NY NY              10020
--------------------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)

                                 Ronald Robison
                          1221 Avenue of the Americas
                               New York, NY 10020
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000
                                                   -----------------------------

Date of fiscal year end: 10/31/03
                        -----------

Date of reporting period: 04/30/03
                         -----------

Item 1.  Report to Shareholders

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2003)

-------------------------------
AMEX Ticker Symbol - VMV
-------------------------------

-----------------------------------------------------------------------
Six-month total return(1)                                     6.19%
-----------------------------------------------------------------------
One-year total return(1)                                     14.11%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      9.92%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       7.48%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  7.48%
-----------------------------------------------------------------------
Commencement date                                           4/30/93
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      6.06%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                 10.45%
-----------------------------------------------------------------------
Preferred share rate(4)                                      1.170%
-----------------------------------------------------------------------
Net asset value                                              $16.41
-----------------------------------------------------------------------
Closing common share market price                            $17.43
-----------------------------------------------------------------------
Six-month high common share market price (04/30/03)          $17.57
-----------------------------------------------------------------------
Six-month low common share market price (01/15/03)           $15.89
-----------------------------------------------------------------------


              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming the maximum 42.0% combined federal and state tax bracket effective for calendar year 2003, which takes into consideration the deductibility of individual state taxes paid.

(4) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of April 30, 2003
AAA/Aaa...........................  76.0%
AA/Aa.............................   4.0%
A/A...............................   6.8%
BBB/Baa...........................   7.2%
BB/Ba.............................   2.9%
Non-Rated.........................   3.1%

TOP FIVE SECTORS

(as a percentage of long-term investments)


As of April 30, 2003
Transportation....................  22.8%
Health Care.......................  17.6%
General Purpose...................  12.7%
Higher Education..................  12.6%
Public Education..................   8.2%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

NET ASSET VALUE AND COMMON SHARE MARKET PRICE

(based upon quarter-end values--April 1993 through April 2003)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE               COMMON SHARE MARKET PRICE
                                                                      ---------------               -------------------------
4/93                                                                     $14.8800                           $15.0000
6/93                                                                     $15.1100                           $14.7500
                                                                         $15.5100                           $14.7500
                                                                         $15.3000                           $14.7500
                                                                         $13.0800                           $13.5000
6/94                                                                     $13.0300                           $12.7500
                                                                         $12.7800                           $11.6250
                                                                         $12.1300                           $11.1250
                                                                         $13.4100                           $12.8750
6/95                                                                     $13.6500                           $12.3750
                                                                         $13.9800                           $12.2500
                                                                         $14.8000                           $12.1250
                                                                         $14.1500                           $12.3750
6/96                                                                     $14.0300                           $12.1250
                                                                         $14.3500                           $12.3750
                                                                         $14.6400                           $12.5000
                                                                         $14.3300                           $13.1250
6/97                                                                     $14.7800                           $13.7500
                                                                         $15.2100                           $14.4370
                                                                         $15.5200                           $14.6250
                                                                         $15.5300                           $14.4375
6/98                                                                     $15.5200                           $14.8125
                                                                         $15.9100                           $15.8125
                                                                         $15.7700                           $15.8750
                                                                         $15.6100                           $15.5000
6/99                                                                     $15.0100                           $14.3125
                                                                         $14.6700                           $14.3125
                                                                         $14.2600                           $14.0625
                                                                         $14.4600                           $13.4375
6/00                                                                     $14.4800                           $13.7500
                                                                         $14.6900                           $14.0000
                                                                         $15.4700                           $14.3125
                                                                         $15.5700                           $14.8800
6/01                                                                     $15.3900                           $14.6900
                                                                         $15.7600                           $15.1500
                                                                         $15.3000                           $15.3700
                                                                         $15.2300                           $15.8100
6/02                                                                     $15.8200                           $16.3600
                                                                         $16.6400                           $17.7000
                                                                         $16.3500                           $16.6500
                                                                         $16.3100                           $16.9300
4/03                                                                     $16.4100                           $17.4300

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's common share market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2003. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1996 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The environment over the past six
months has been defined by two major themes. The first of these was the level of interest rates. The period began with interest rates at levels not seen in over three decades and, surprisingly for many, ended with rates slightly lower. The Federal Reserve Board (the Fed) helped keep rates low with a widely anticipated rate cut in November, driven by economic uncertainty and geopolitical risk. The low level of rates led to a boom in issuance by municipalities seeking to lock in low financing costs. As a result, issuance reached a record level of $354 billion in 2002 and continued to be exceptional in the first quarter of 2003.

    The other theme in the market during the period was the relative attractiveness of municipal bonds, which produced enough demand to absorb the record issuance. Investors, wary of volatility in the equity market and in the geopolitical arena, flocked to perceived safe haven investments. Their risk aversion counteracted growing expectations for economic recovery and rising interest rates and was a key factor in keeping interest rates at historically low levels. In their ongoing preference for low-risk assets, investors bid Treasury prices up to such high levels that municipal bonds became as attractively valued as they have ever been relative to Treasuries. Insurance companies also moved heavily into municipal bonds as their mainstay corporate bond holdings became less attractive. At the same time, issuers recognized investor concerns over economic weakness by insuring roughly 50 percent of all issuance. This credit enhancement made municipal bonds even more attractive to risk averse investors.

    While lower financing costs were a boon to municipal issuers, the continuing weakness in the economy had a negative impact on municipal credit quality, particularly in the first quarter of 2003. Moody's upgrades barely exceeded the number of downgrades in the first quarter, with credit quality facing continued pressure from rising social service costs and weak national and regional economic conditions. As a result, municipalities face enormous deficits in 2003, when their combined shortfall is expected to reach $90 billion.

    Performance along the yield curve was varied. The Fed's November rate cut fueled a rally in short-term bonds that helped pull yields lower at the front end of the curve. Despite that rally, the best performing segment of the curve was the long-intermediate portion where performance was largely driven by buying activity among institutional investors drawn to the bonds' attractive total return potential.

    Like most other states, Massachusetts' budget and economy faced significant challenges during the period. The state's budgetary difficulties were largely due to falling capital gains tax revenues and the uncertainty over the timing of a recovery in the economy and stock market. The state's heavy reliance on the high technology manufacturing, software and technology services industries has also been a drag on growth. The state's potential gap of $600 million in fiscal 2003 pales next to the possible $3.1 billion gap it faces in 2004 if anticipated tobacco revenues fail to materialize. The Republican governor and largely Democratic state legislature appear poised to lock horns over future budgets, though it is clear that both sides will likely have to make concessions in the end.

    The trust's monthly dividend of $0.088 per share translated to a distribution rate of 6.06 percent based on the trust's closing common share market price on April 30, 2003. Based on these figures, investors would have to earn a distribution rate of 10.45 percent on a taxable investment (for an investor in the 42.00 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ended April 30, 2003, the trust produced a total return of 6.19 percent based on common share market price. By comparison, the Lehman Brothers Massachusetts Municipal Bond Index posted a total return of 3.77 percent for the same period. Of course, past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Lehman Brothers Massachusetts Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities the index represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional information, please refer to the performance summary section.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN MANAGING THE TRUST?

A   The low level of interest rates had
significant implications for our management of the trust. Many of the bonds in the portfolio were issued years ago when interest rates were substantially higher. As these issues reached their call dates, many issuers chose to call the bonds in order to reissue bonds at lower interest rates. The portfolio had several of these bonds in the housing and health care sectors, and as a result we had some cash to reinvest.

    As bonds were called away, we put the cash to work wherever we could find attractive securities. Our concern over the state's budget situation led us to avoid credits directly backed by state revenues and to focus, instead, on bonds backed by other sources. We made selective purchases of high-grade bonds in the 20-year part of the yield curve, as well as a BBB rated long-maturity bonds in the higher education sector.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                    COUPON    MATURITY     VALUE
          MUNICIPAL BONDS  149.8%
          MASSACHUSETTS  133.7%
$1,705    Boston, MA Metro Dist Rfdg (Prerefunded @
          12/01/04)....................................   6.500%   12/01/13  $  1,880,138
 1,000    Boston, MA Ser A Rfdg (MBIA Insd)............   5.000    02/01/21     1,058,080
 1,500    Chelsea, MA Sch Proj Ln Act 1948 (Prerefunded
          @ 06/15/04) (AMBAC Insd).....................   5.700    06/15/06     1,606,545
 1,000    Chelsea, MA Sch Proj Ln Act 1948 (Prerefunded
          @ 06/15/04) (AMBAC Insd).....................   6.500    06/15/12     1,079,950
 2,385    Greater Lawrence, MA San Dist (MBIA Insd)....   6.000    06/15/17     2,811,343
 1,000    Holyoke, MA Gas & Elec Dept Rev Ser A (MBIA
          Insd)........................................   5.000    12/01/31     1,020,960
 1,000    Lowell, MA (Prerefunded @ 04/01/05) (FSA
          Insd)........................................   6.625    04/01/15     1,119,610
 1,500    Massachusetts Bay Tran Auth MA Gen Trans Sys
          Ser B (Prerefunded @ 03/01/04)...............   5.900    03/01/12     1,589,790
   480    Massachusetts Ed Ln Auth Ed Ln Rev Issue E
          Ser B (AMBAC Insd)...........................   6.250    07/01/11       498,374
   595    Massachusetts Ed Ln Auth Ed Ln Rev Issue E
          Ser B (AMBAC Insd)...........................   6.300    07/01/12       617,420
 1,000    Massachusetts St Dev Fin Agy M/Srbc Proj Ser
          A (MBIA Insd)................................   5.125    08/01/28     1,031,220
 1,000    Massachusetts St Dev Fin Agy Rev MA College
          of Pharmacy Ser B............................   6.750    07/01/30     1,094,610
 1,000    Massachusetts St Dev Fin Agy Rev Pharmacy &
          Allied Hlth Scnces...........................   5.750    07/01/33     1,001,950
   500    Massachusetts St Hlth & Ed Fac Auth Rev
          (Prerefunded @ 02/15/07) (FHA Gtd)...........   5.950    02/15/17       575,845
 1,500    Massachusetts St Hlth & Ed Fac Auth Rev
          Baystate Med Ctr Ser D Rfdg (FGIC Insd)......   5.000    07/01/12     1,502,955
 1,000    Massachusetts St Hlth & Ed Fac Auth Rev
          Brandeis Univ Ser I (MBIA Insd)..............   4.750    10/01/28     1,004,370
 1,500    Massachusetts St Hlth & Ed Fac Auth Rev
          Faulkner Hosp Ser C (Prerefunded @
          07/01/03)....................................   6.000    07/01/13     1,541,835
 1,500    Massachusetts St Hlth & Ed Fac Auth Rev
          Hlthcare Sys Covenant Hlth...................   6.000    07/01/31     1,570,440

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                    COUPON    MATURITY     VALUE
          MASSACHUSETTS (CONTINUED)
$1,000    Massachusetts St Hlth & Ed Fac Auth Rev
          Newton Wellesley Hosp Issue Ser E (MBIA
          Insd)........................................   5.875%   07/01/15  $  1,090,870
 2,000    Massachusetts St Hlth & Ed Fac Auth Rev North
          Shore Med Ctr Ser A (MBIA Insd)..............   5.625    07/01/14     2,115,420
 1,000    Massachusetts St Hlth & Ed Fac Auth Rev Saint
          Mem Med Ctr Ser A............................   6.000    10/01/23       909,660
 1,000    Massachusetts St Hlth & Ed Fac Auth Rev Vly
          Regl Hlth Sys Ser C Rfdg (Connie Lee Insd)...   7.000    07/01/10     1,223,720
 1,000    Massachusetts St Hlth & Ed New England Med
          Ctr Hosp Ser H (FGIC Insd)...................   5.000    05/15/25     1,015,610
 1,000    Massachusetts St Hlth Ed Fac Northeastern
          Univ Ser G (MBIA Insd).......................   5.000    10/01/28     1,022,410
 2,185    Massachusetts St Hsg Fin Agy Hsg Rev Insd
          Rental Ser A Rfdg (AMBAC Insd)...............   6.600    07/01/14     2,271,897
   750    Massachusetts St Hsg Fin Agy Rental Mtg Ser D
          (AMBAC Insd).................................   6.200    07/01/15       787,642
   270    Massachusetts St Hsg Fin Agy Residntl Dev Ser
          D (FNMA Collateralized)......................   6.800    11/15/12       273,415
   500    Massachusetts St Indl Fin Agy Rev First Mtg
          Loomis House & Vlg Proj (Prerefunded @
          07/01/05)....................................   7.500    07/01/17       574,460
 2,000    Massachusetts St Indl Fin Agy Rev Suffolk
          Univ (AMBAC Insd)............................   5.250    07/01/27     2,106,420
 2,075    Massachusetts St Indl Fin Agy Rev Tufts Univ
          Ser H (MBIA Insd)............................   4.750    02/15/28     2,083,923
 1,000    Massachusetts St Indl Fin Agy Rev Whitehead
          Inst Biomedical Research.....................   5.125    07/01/26     1,011,210
 1,000    Massachusetts St Indl Fin Agy Wtr Treatment
          Amern Hingham................................   6.900    12/01/29     1,035,550
 1,000    Massachusetts St Indl Fin Agy Wtr Treatment
          Amern Hingham................................   6.950    12/01/35     1,030,670
 1,000    Massachusetts St Spl Oblig Rev Ser A.........   5.700    06/01/10     1,057,240
 9,750    Massachusetts St Tpk Auth Metro Hwy Ser Rev
          Cap Apprec Sr Ser C (MBIA Insd)..............    *       01/01/22     3,913,260
 2,550    Massachusetts St Tpk Auth Metro Hwy Sys Rev
          Sub Ser A (AMBAC Insd).......................   5.000    01/01/39     2,575,016
 3,000    Massachusetts St Tpk Auth Rev Ser A Rfdg
          (Escrowed to Maturity).......................   5.000    01/01/13     3,315,990
 1,500    Narragansett, MA Rgl Sch Dist (AMBAC Insd)...   5.375    06/01/18     1,667,175
 1,000    New Bedford, MA Muni Purp Ln (FGIC Insd).....   5.000    05/01/20     1,065,630

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                    COUPON    MATURITY     VALUE
          MASSACHUSETTS (CONTINUED)
$2,500    New England Ed Ln Mktg Corp MA Student Ln Rev
          Sub Issue H (Std Lns Gtd)....................   6.900%   11/01/09  $  2,867,325
 1,000    Pittsfield, MA (MBIA Insd)...................   5.125    04/15/22     1,065,770
                                                                             ------------
                                                                               58,685,718
                                                                             ------------
          GUAM  2.3%
 1,000    Guam Govt Ser A..............................   5.750    09/01/04     1,000,100
                                                                             ------------

          PUERTO RICO  11.3%
 2,000    Puerto Rico Comwlth Hwy & Trans Auth Hwy Rev
          Ser Y Rfdg (FSA Insd)........................   6.250    07/01/21     2,501,220
 1,000    Puerto Rico Comwlth Rfdg (FGIC Insd).........   5.250    07/01/09     1,141,540
 2,000    Puerto Rico Pub Bldg Auth Rev Gtd Conv Cap
          Apprec Ser D (AMBAC Insd) (a)................ 0/5.450    07/01/30     1,293,940
                                                                             ------------
                                                                                4,936,700
                                                                             ------------
          U. S. VIRGIN ISLANDS  2.5%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
          Taxes Ln Nt Ser A............................   6.375    10/01/19     1,115,930
                                                                             ------------
TOTAL LONG-TERM INVESTMENTS  149.8%
  (Cost $59,321,106).......................................................    65,738,448
SHORT-TERM INVESTMENTS  1.1%
  (Cost $500,000)..........................................................       500,000
                                                                             ------------

TOTAL INVESTMENTS  150.9%
  (Cost $59,821,106).......................................................    66,238,448
OTHER ASSETS IN EXCESS OF LIABILITIES  6.1%................................     2,645,353

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (57.0%)................   (25,002,405)
                                                                             ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%.............................  $ 43,881,396
                                                                             ============

 * Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.
Std Lns--Student Loans
                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $59,821,106)........................  $66,238,448
Cash........................................................       10,658
Receivables:
  Investments Sold..........................................    1,747,300
  Interest..................................................    1,099,982
Other.......................................................          123
                                                              -----------
    Total Assets............................................   69,096,511
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       33,752
  Affiliates................................................        3,394
  Administrative Fee........................................        2,813
Trustees' Deferred Compensation and Retirement Plans........      141,941
Accrued Expenses............................................       30,810
                                                              -----------
    Total Liabilities.......................................      212,710
Preferred Shares (including accrued distributions)..........   25,002,405
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $43,881,396
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($43,881,396 divided by
  2,673,322 shares outstanding).............................  $     16.41
                                                              ===========
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 2,673,322 shares issued and
  outstanding)..............................................  $    26,733
Paid in Surplus.............................................   37,039,349
Net Unrealized Appreciation.................................    6,417,342
Accumulated Undistributed Net Investment Income.............      623,407
Accumulated Net Realized Loss...............................     (225,435)
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $43,881,396
                                                              ===========
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 1,000 issued with liquidation preference of
  $25,000 per share)........................................  $25,000,000
                                                              ===========
NET ASSETS INCLUDING PREFERRED SHARES.......................  $68,881,396
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2003 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $1,824,015
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     202,917
Preferred Share Maintenance.................................      37,591
Trustees' Fees and Related Expenses.........................      20,802
Administrative Fee..........................................      16,910
Legal.......................................................       6,936
Custody.....................................................       1,984
Other.......................................................      49,630
                                                              ----------
    Total Expenses..........................................     336,770
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,487,245
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  138,574
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   5,602,857
  End of the Period.........................................   6,417,342
                                                              ----------
Net Unrealized Appreciation During the Period...............     814,485
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  953,059
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (122,340)
                                                              ==========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $2,317,964
                                                              ==========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2003     OCTOBER 31, 2002
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $ 1,487,245         $ 3,009,683
Net Realized Gain..................................       138,574             302,169
Net Unrealized Appreciation/Depreciation During the
  Period...........................................       814,485            (177,916)

Distributions to Preferred Shareholders:
  Net Investment Income............................      (122,340)           (302,617)
                                                      -----------         -----------
Change in Net Assets Applicable to Common Shares
  from Operations..................................     2,317,964           2,831,319

Distributions to Common Shareholders:
  Net Investment Income............................    (1,401,826)         (2,504,963)
                                                      -----------         -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON
  SHARES FROM INVESTMENT ACTIVITIES................       916,138             326,356
                                                      -----------         -----------

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment.....................................        80,765             122,063
                                                      -----------         -----------
TOTAL INCREASE IN NET ASSETS APPLICABLE TO COMMON
  SHARES...........................................       996,903             448,419
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period............................    42,884,493          42,436,074
                                                      -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of $623,407
  and $660,328, respectively)......................   $43,881,396         $42,884,493
                                                      ===========         ===========

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                           SIX MONTHS
                                                             ENDED
                                                           APRIL 30,     -------------------
                                                              2003       2002 (a)     2001
                                                           ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (b)..............  $ 16.07      $ 15.95     $ 14.84
                                                            -------      -------     -------
 Net Investment Income....................................      .55         1.13        1.09
 Net Realized and Unrealized Gain/Loss....................      .36          .04        1.15
 Common Share Equivalent of Distributions Paid to
   Preferred Shareholders:
   Net Investment Income..................................     (.05)        (.11)       (.28)
   Net Realized Gain......................................      -0-          -0-         -0-
                                                            -------      -------     -------
Total from Investment Operations..........................      .86         1.06        1.96
Distributions Paid to Common Shareholders:
   Net Investment Income..................................     (.52)        (.94)       (.85)
   Net Realized Gain......................................      -0-          -0-         -0-
                                                            -------      -------     -------
NET ASSET VALUE, END OF THE PERIOD........................  $ 16.41      $ 16.07     $ 15.95
                                                            =======      =======     =======
Common Share Market Price at End of the Period............  $ 17.43      $ 16.95     $ 15.51
Total Return (c)..........................................    6.19%*      15.96%      17.71%
Net Assets Applicable to Common Shares at End of the
 Period (In millions).....................................  $  43.9      $  42.9     $  42.4
Ratio of Expenses to Average Net Assets Applicable to
 Common Shares (d)........................................    1.57%        1.64%       1.86%
Ratio of Net Investment Income to Average Net Assets
 Applicable to Common Shares (d)..........................    6.94%        7.16%       7.05%
Portfolio Turnover........................................       3%*         11%         11%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
 Preferred Shares (d).....................................    1.00%        1.03%       1.16%
Ratio of Net Investment Income to Average Net Assets
 Applicable to Common Shares (e)..........................    6.37%        6.44%       5.25%
SENIOR SECURITIES:
Total Preferred Shares Outstanding........................    1,000        1,000       1,000
Asset Coverage Per Preferred Share (f)....................  $68,884      $67,889     $67,436
Involuntary Liquidating Preference Per Preferred Share....  $25,000      $25,000     $25,000
Average Market Value Per Preferred Share..................  $25,000      $25,000     $25,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.02, decrease net realized and unrealized gains and losses per share by $.02 and increase the ratio of net investment income to average net assets applicable to common shares from 7.02% to 7.16%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Net Asset Value at April 30, 1993, is adjusted for common and preferred share offering costs of $.342 per common share.

(c) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                                APRIL 30, 1993
                                                                                (COMMENCEMENT
                                                                                OF INVESTMENT
YEAR ENDED OCTOBER 31,                                                          OPERATIONS) TO
-----------------------------------------------------------------------------    OCTOBER 31,
    2000        1999       1998       1997       1996       1995       1994          1993
----------------------------------------------------------------------------------------------
    $  14.40   $ 15.77   $  15.24   $  14.53   $  14.26   $  12.27   $  15.47      $  14.66
    --------   -------   --------   --------   --------   --------   --------      --------
        1.10      1.07       1.07       1.08       1.07       1.08       1.09           .39
         .50     (1.42)       .56        .70        .21       2.01      (3.16)          .75
        (.33)     (.24)      (.32)      (.29)      (.29)      (.33)      (.23)         (.06)
         -0-       -0-        -0-        -0-        -0-        -0-       (.01)          -0-
    --------   -------   --------   --------   --------   --------   --------      --------
        1.27      (.59)      1.31       1.49        .99       2.76      (2.31)         1.08
        (.83)     (.78)      (.78)      (.78)      (.72)      (.77)      (.83)         (.27)
         -0-       -0-        -0-        -0-        -0-        -0-       (.06)          -0-
    --------   -------   --------   --------   --------   --------   --------      --------
    $  14.84   $ 14.40   $  15.77   $  15.24   $  14.53   $  14.26   $  12.27      $  15.47
    ========   =======   ========   ========   ========   ========   ========      ========
    $13.9375   $ 13.25   $ 15.875   $  14.50   $ 12.375   $  12.00   $ 11.375      $ 15.375
      11.68%   -12.07%     13.22%     23.97%      9.26%     12.26%    -20.95%         4.38%*
    $   39.5   $  38.3   $   41.9   $   40.5   $   38.6   $   37.9   $   32.6      $   41.1
       1.97%     1.88%      1.88%      1.95%      2.06%      2.17%      2.12%         1.91%
       7.59%     6.97%      6.89%      7.29%      7.54%      8.13%      7.85%         5.23%
         23%        5%         3%         8%        12%        65%       108%           35%*
       1.19%     1.17%      1.17%      1.19%      1.24%      1.27%      1.26%         1.40%
       5.31%     5.38%      4.84%      5.29%      5.49%      5.65%      6.22%         4.45%
       1,000     1,000        500        500        500        500        500           500
    $ 64,480   $63,303   $133,850   $131,032   $127,272   $125,798   $115,230      $132,161
    $ 25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000      $ 50,000
    $ 25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000      $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Massachusetts Value Municipal Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide common shareholders with a high level of current income exempt from federal income taxes and Massachusetts personal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in Massachusetts municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2003, the Trust had no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2002, the Trust had an accumulated capital loss carryforward for tax purposes of $363,089 which will expire between October 31, 2003 and October 31, 2007. Of this amount, $299,665 will expire on October 31, 2003.

    At April 30, 2003 the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $59,445,524
                                                                ===========
Gross tax unrealized appreciation...........................    $ 6,864,232
Gross tax unrealized depreciation...........................        (71,308)
                                                                -----------
Net tax unrealized appreciation on investments..............    $ 6,792,924
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $6,352

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

    For the six months ended April 30, 2003, the Trust recognized expenses of approximately $2,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2003, the Trust recognized expenses of approximately $11,800 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2003 and October 31, 2002, paid in surplus related to common shares aggregated $37,039,349 and $36,958,633, respectively. Transactions in common shares were as follows:

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2003     OCTOBER 31, 2002
Beginning Shares..................................     2,668,364           2,660,684
                                                       ---------           ---------
Shares Issued Through Dividend Reinvestment.......         4,958               7,680
                                                       ---------           ---------
Ending Shares.....................................     2,673,322           2,668,364
                                                       =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,000,770 and $4,916,140, respectively.

5. PREFERRED SHARES

The Trust has outstanding 1,000 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

auction process. The rate in effect on April 30, 2003 was 1.170%. During the six months ended April 30, 2003, the rates ranged from 0.540% to 1.800%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL
INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
VMV SAR 6/03                                                   Member NASD/SIPC.
                                                                11200F03-AS-6/03

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.  [Reserved.]

Item 9.

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 10.  Exhibits.

(a)  Code of Ethics - Not applicable for semi-annual reports.

(b) Certifications of Principal Executive Officer and Principal Financial Officer attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Massachusetts Value Municipal Income Trust
             -------------------------------------------------------------------

By: /s/ Ronald E. Robison
    ----------------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 23, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ----------------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 23, 2003

By: /s/ John L. Sullivan
    ----------------------------------------------------------------------------
Name: John Sullivan
Title: Principal Financial Officer
Date: June 23, 2003